UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 9, 2019

(Date of earliest event reported)

POTLATCHDELTIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA		99201
(Address of principal executive offices)		(Zip Code)

509-835-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	PCH	Nasdaq

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the Annual Meeting of Shareholders of PotlatchDeltic Corporation held on May 6, 2019, the Company’s shareholders approved the PotlatchDeltic Corporation 2019 Long-Term Incentive Plan (the “2019 Plan”). The Company’s Board of Directors (“Board”) had previously adopted and approved the 2019 Plan, subject to stockholder approval. Terms of the 2019 Plan are described in the Company’s 2019 Proxy Statement, which was filed with the Securities and Exchange Commission on March 29, 2019 and the 2019 Plan was attached to the 2019 Proxy Statement as Appendix A. The forms of notices and terms and conditions of equity that may be granted in the 2019 Plan are attached as exhibits hereto to which reference is made for a full statement of the terms and conditions of such equity grants.

At the annual meeting of Board of Directors of the Company on May 9, 2019, the Board approved an increase of the annual cash retainer fee for director services from $50,000 to $65,000 per year effective May 9, 2019 and an increase of the annual equity award to each director from $75,000 to $100,000.

The Board also approved a resolution requiring that each non-employee Director own beneficially PotlatchDeltic shares with a value of at least $325,000 (five (5) times the amount of each Director’s annual cash retainer fee) by the later of January 1, 2020, or the fifth anniversary of his or her election as a director.

Item 9.01 EXHIBITS

Item 9.01 Financial Statements and Exhibits (d) Exhibits

10.1	PotlatchDeltic 2019 Long-Term Incentive Plan
10.2	PotlatchDeltic 2019 Plan RSU Award Notice (Employee)
10.3	PotlatchDeltic 2019 Plan RSU Award Agreement
10.4	PotlatchDeltic 2019 Plan Employee RSU Deferral Election Form
10.5	PotlatchDeltic 2019 Plan Form Performance Share Award Notice
10.6	PotlatchDeltic 2019 Plan Performance Share Agreement
10.7	PotlatchDeltic 2019 Plan Director RSU Notice and Agreement
10.8	PotlatchDeltic 2019 Plan (Continuing) Director RSU Deferral Election Form
10.9	PotlatchDeltic 2019 Plan (New) Employee RSU Deferral Election Form
10.10	PotlatchDeltic 2019 Plan Director RSU Deferral Election Form

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2019

POTLATCHDELTIC CORPORATION

By:	/s/ Lorrie D. Scott
Lorrie D. Scott
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	PotlatchDeltic 2019 Long-Term Incentive Plan
10.2	PotlatchDeltic 2019 Plan RSU Award Notice (Employee)
10.3	PotlatchDeltic 2019 Plan RSU Award Agreement
10.4	PotlatchDeltic 2019 Plan Employee RSU Deferral Election Form
10.5	PotlatchDeltic 2019 Plan Form Performance Share Award Notice
10.6	PotlatchDeltic 2019 Plan Performance Share Agreement
10.7	PotlatchDeltic 2019 Plan Director RSU Notice and Agreement
10.8	PotlatchDeltic 2019 Plan (Continuing) Director RSU Deferral Election Form
10.9	PotlatchDeltic 2019 Plan (New) Employee RSU Deferral Election Form
10.10	PotlatchDeltic 2019 Plan Director RSU Deferral Election Form

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